Note 15 - Shareholders' Equity	12 Months Ended
Oct. 31, 2014
Notes to Financial Statements
Stockholders' Equity Note Disclosure [Text Block]
(15)	Shareholders’ Equity

Share Repurchases

The Company, through plans approved by its Board of Directors, has repurchased and retired certain of its outstanding common stock. The following is a summary of the Company’s repurchase of shares and the costs associated with the repurchases, including brokerage and legal fees, for the periods presented.

Fiscal years ended October 31,	Shares repurchased	Cost
2014	44,464	$195,206
2013	129,500	543,420
2012	267,000	1,176,661

After the Company’s purchase and retirement of the shares of its common stock as set forth in the table above, the Company had 6,839,778 shares of its common stock issued and outstanding at October 31, 2014.

The Company has a plan, approved by its Board of Directors on September 20, 2012, to purchase and retire up to 320,000 shares of the Company’s common stock, or approximately 4.9% of the shares then outstanding. At the time the plan was approved, the Company anticipated that the purchases would be made over a 12- to 24-month period, but there is no definite time period for repurchase. As of October 31, 2014, the Company had 79,036 shares of its outstanding common stock remaining to purchase under this plan.

Stockholder Protection Rights Agreement

On October 28, 2011, the Board of Directors of the Company adopted a Stockholder Protection Rights Agreement (the “Rights Agreement”) and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, no par value, of the Company (“Common Shares”), held of record at the close of business on November 2, 2011, or issued thereafter and prior to the Separation Time as defined in the Rights Agreement. Under the terms of the Rights Agreement, if a person or group who is deemed an Acquiring Person as defined in the Rights Agreement acquires 15% (or other applicable percentage, as provided in the Rights Agreement) or more of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right’s then current exercise price, a number of shares of common stock having a market value of twice such price. In addition, if the Company is acquired in a merger or other business transaction after a person or group who is deemed an Acquiring Person has acquired such percentage of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right’s then current exercise price, a number of the acquiring company’s common shares having a market value of twice such price.

Upon the occurrence of certain events, each Right will entitle its holder to purchase from the Company one one-thousandth of a Series A Participating Preferred Share (“Preferred Share”), no par value, at an exercise price of $25, subject to adjustment. Each Preferred Share will entitle its holder to 1,000 votes and will have an aggregate dividend rate of 1,000 times the amount, if any, paid to holders of common stock. The Rights will expire on November 2, 2021, unless the Rights are earlier redeemed or exchanged by the Company for $0.0001 per Right. The adoption of the Rights Agreement has no impact on the financial position or results of operations of the Company.

The Company has reserved 100,000 shares of its authorized preferred stock for issuance upon exercise of the Rights.

Dividends

The Company initiated a quarterly cash dividend of $0.01 per share on its common stock in October 2010. In January 2012, the quarterly cash dividend was increased to $0.015 per share and in December 2012, the quarterly cash dividend was increased to $0.02 per share.